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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 21, 2002


                                WEIGH-TRONIX, LLC
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


          333-43390                                    06-1510936
   ------------------------                 ---------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


                 1000 ARMSTRONG DRIVE FAIRMONT, MINNESOTA 56031
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               (Address of principal executive offices) (Zip code)


                                 (507) 238-4461
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              (Registrant's telephone number, including area code)

               101 DYER STREET, SUITE 300, PROVIDENCE, R.I. 02903
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On June 21, 2002, the Registrant and the Registrant's bank group executed the Tenth Amendment and Limited Waiver (the "Tenth Amendment") to the Amended and Restated Credit Agreement among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank (the "Senior Credit Agreement"). The Tenth Amendment grants the Registrant a waiver during the period from and including June 21, 2002 through and including July 19, 2002 (the "Revised Loan Restructuring Date") of any Events of Default arising through the end of such period as a result of the failure to comply with the financial covenants contained in Section 7.1 of the Senior Credit Agreement and in respect of Section 8(e) of the Senior Credit Agreement as a result of the failure to make interest payments under SWT Finance B.V.'s 12 1/2% Senior Subordinated Notes Due 2010 (the "Notes"). Failure to consummate a restructuring amendment to the Senior Credit Agreement by the Revised Loan Restructuring Date will constitute an Event of Default. The waivers granted by the Tenth Amendment will automatically terminate upon the acceleration of any amounts due or to become due under the Notes, or upon the commencement of a suit or other proceeding to collect any amounts due or to become due under the Notes.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

2.1 Tenth Amendment and Limited Waiver, dated as of June 21, 2002, under Amended and Restated Credit Agreement, dated as of June 13, 2000, by and among the Registrant, SWT Finance B.V., Weigh-Tronix Canada, ULC, certain guarantors, certain lenders, Lehman Brothers Inc., FleetBoston Robertson Stephens Inc., Lehman Commercial Paper Inc. and Fleet National Bank.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    June 21, 2002                     WEIGH-TRONIX, LLC
                                           (Registrant)

                                           By: /s/ Gerald G. Bowe
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                                              Gerald G. Bowe
                                              Chief Executive Officer